License Agreement	12 Months Ended
Dec. 31, 2020
LCP Edge Intermediate, Inc. [Member]
License Agreement

Note 13 – License Agreement

Prior to 2018, HydraFacial entered into an exclusive license agreement with a patent holder for the use of certain patents for skin treatment technology and techniques. Under the terms of the agreement, HydraFacial was required to pay certain royalty fees. During 2018, HydraFacial purchased the patent for $3.6 million from the holder, which relieved HydraFacial from future payments under the agreement. The patent is included within Intangible assets, net on the Consolidated Balance Sheets.

Total royalty expense is included in cost of sales and was $0.3 million for the year ended December 31, 2018. There was no royalty expense for the years ended December 31, 2020 and 2019.